Jackson Square International Growth Fund Summary Prospectus February 28, 2021 Investor Class – [Not available for purchase] Institutional Class – JSSGX IS Class – JSSSX
Before you invest, you may want to review Jackson Square International Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated February 28, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund on its website at http://www.jspfunds.com/literature.html. You can also get this information at no cost by calling the Fund (toll-free) at 844-577-3863 or by sending an email request to info@jspfunds.com.

Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	IS Class

	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	IS Class
Management Fees	0.80%	0.80%	0.80%
Shareholder Servicing Plan Fee	0.10%	0.10%(1)	0.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	1.77%(2)	1.77%(2)	1.77%
Total Annual Fund Operating Expenses	2.92%	2.67%	2.57%
Less: Fee Waiver and Expense Reimbursement (3)	(1.58)%	(1.58)%	(1.58)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(3)	1.34%	1.09%	0.99%
(1)The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement reflect the Fund's current contractual management fees and operating expenses limitation agreement. They do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available shareholder servicing plan fees for the Institutional Class or the current contractual management fee and operating expenses limitation agreement.
(2)Other Expenses for Investor Class and Institutional Class are based on estimated amounts for the current fiscal year.
(3)Jackson Square Partners, LLC (the “Adviser” or “Jackson Square”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.99% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least February 28, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$136	$754	$1,398	$3,129
Institutional Class	$111	$679	$1,274	$2,886
IS Class	$101	$649	$1,223	$2,787

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund is non-diversified and invests primarily in common stocks of growth-oriented companies in the market capitalization range of the MSCI ACWI ex U.S. Index that the Adviser believes have long-term capital appreciation potential and may grow faster than the global economy. The Fund will typically hold a portfolio of 25-45 securities.
Using a bottom-up approach in selecting securities for the Fund, the Adviser seeks to select securities of companies that it believes have strong competitive positions, strong and consistent cash flows at maturity, and the opportunity to generate consistent, long-term growth of intrinsic business value. The Adviser typically considers a company’s operational efficiency and management’s plans for capital allocation. Through the Adviser’s investment research process, it seeks to identify the companies that it believes will exceed the market’s expectations for: 1) key financial metrics, and 2) sustainable competitive advantage. The Adviser purchases these securities for the Fund when it believes the market has not already reflected these expectations in the current stock price. Additionally, the Adviser typically invests for a 3-5 year time horizon, allowing it to take advantage of discrepancies between short-term price movements and long-term fundamental prospects. From time to time, the Fund may focus its investments in securities of companies in the same economic sector, including the Information Technology sector.
The Fund will invest at least 80% of its net assets in securities of non-U.S. issuers, which may include American, European, Canadian and Global Depositary Receipts ("ADRs", "EDRs", "CDRs", and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs, CDRs and GDRs have the same qualities as ADRs except that they may be traded in several international trading markets. The Fund's investments in non-U.S. securities may also include investments in emerging markets and frontier markets securities. The Fund determines that a market is an emerging market if it is included in the MSCI Emerging Markets Index; the Fund determines that a market is a frontier market if it is included in the MSCI Frontier Markets Index. To the extent the Fund invests in securities denominated in a particular currency, it may invest in forward foreign currency exchange contracts to hedge currency risks associated with the investment.

In addition, the Fund may invest in real estate investment trusts (“REITs”). REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.
Holdings are typically sold to make room in the portfolio for more attractive stocks, or where the holding reaches the Adviser’s estimate for intrinsic value, or in response to an unexpected, negative fundamental change, including a change in management’s strategic direction.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.
Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.
REIT Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past, and may continue to be in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.
Foreign Securities Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.
Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that are substantially smaller, less liquid, and more volatile with less government oversight than more developed countries.

Frontier Market Countries Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Currency and Foreign Exchange Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. The value of the foreign currency may increase or decrease against the value of the U.S. dollar, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies. Such practices may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, or may impose fees for doing so, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging market and frontier market countries than in developed market countries.
Forward Foreign Currency Risk. The use of forward foreign currency exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The use of these investments as a hedging technique to reduce the Fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities they represent because their values depend on the performance of the underlying foreign securities. The Fund may invest in unsponsored depositary receipts that are issued without an agreement with the company that issues the underlying foreign securities. Holders of unsponsored depositary receipts generally bear all the costs of such depositary receipts, and the issuers of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the depositary receipts. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.
Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity may have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and may also generally lower the value of a security. Market prices for such securities may be volatile.
Growth-Style Investing Risk. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.
Investment Focus Risk. The Fund may focus its investments, or have a relatively high concentration of assets in a small number of industry subcategories, which may reduce its diversification and result in increased volatility.
Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.
Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Information Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied for annual periods through December 31, 2020. Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual returns over time compared with a broad-based securities market index. Prior to December 28, 2020, the Fund had a different name and principal investment strategies. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance is available on the Fund’s website at http://www.jspfunds.com or by calling 844-577-3863.
Investor Class shares have not commenced operation as of the date of this prospectus. Performance is not shown for the Institutional Class shares because the class commenced operations on December 28, 2020. The returns shown below are for IS Class shares. Investor Class and Institutional Class shares would have substantially similar annual returns to IS Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Year-by-year total return as of December 31 – IS Class
During the periods illustrated in this bar chart, Fund’s highest quarterly return was 31.51% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.38% for the quarter ended March 31, 2020.

Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Since Inception (9/19/2016)
IS Class Shares
Return Before Taxes	51.68%	21.02%
Return After Taxes on Distributions	50.11%	19.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	31.68%	16.65%
MSCI All Country World Index ex USA (1)	10.65%	9.38%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.26%	23.18%
(1)The MSCI All Country World Index ex USA has replaced the Russell 3000® Growth Index as the Fund's broad-based securities market index because it more closely aligns with the principal investment strategies of the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). After tax returns are shown for IS Class shares only. After-tax returns for Investor Class shares, when they are available for purchase, and the Institutional Class shares will vary based on the expenses of those classes.

Management
Investment Adviser
Jackson Square is the Fund’s investment adviser.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Each has been a portfolio manager for the Fund since January 2019.

Portfolio Managers	Title with Jackson Square
Gregory Chory	Portfolio Manager, Analyst
Brian Tolles	Portfolio Manager, Analyst

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Jackson Square International Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 844-577-3863 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimum.

	Investor Class	Institutional Class	IS Class

Minimum Initial Investment (non-IRA)	$2,500	$100,000	$1,000,000

Minimum Initial Investment (IRA)	$1,000	$100,000	$1,000,000

Subsequent Minimum Investment	$100	N/A	N/A
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.